UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2018

CHENIERE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16383	95-4352386
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street Suite 1900 Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02.	Unregistered Sales of Equity Securities

On May 2, 2018, Cheniere Energy, Inc. (“Cheniere”) issued 1,642,612 unregistered shares of common stock of Cheniere, par value $0.003 (the “Cheniere Stock”), to Adage Capital Partners LP (“Adage Capital”) in reliance upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended, pursuant to a privately negotiated stock-for-stock exchange transaction in which Adage Captial agreed to sell, and Cheniere agreed to purchase, 3,436,428 common shares representing limited liability company interests in Cheniere Energy Partners LP Holdings, LLC (“CQH Common Shares”) in exchange for unregistered shares of Cheniere Stock at an exchange ratio of 0.4780 shares of Cheniere Stock for each CQH Common Share.

On May 3, 2018, Cheniere issued 632,442 unregistered shares of Cheniere Stock to Everett Opportunities Master Fund LP (“Everett Capital”) in reliance upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended, pursuant to a privately negotiated stock-for-stock exchange transaction in which Everett Capital agreed to sell, and Cheniere agreed to purchase, 1,323,102 CQH Common Shares in exchange for unregistered shares of Cheniere Stock at an exchange ratio of 0.4780 shares of Cheniere Stock for each CQH Common Share.

On May 3, 2018, Cheniere issued 2,249,758 unregistered shares of Cheniere Stock to Anchorage Capital Master Offshore, Ltd., Anchorage Illiquid Opportunities Offshore Master IV, L.P., and Anchorage Illiquid Opportunities Offshore Master V, L.P. (collectively, “Anchorage Capital”) in reliance upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended, pursuant to a privately negotiated stock-for-stock exchange transaction in which Anchorage Capital agreed to sell, and Cheniere agreed to purchase, 4,706,606 CQH Common Shares in exchange for unregistered shares of Cheniere Stock at an exchange ratio of 0.4780 shares of Cheniere Stock for each CQH Common Share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Date: May 3, 2018	By:	/s/ Michael J. Wortley
	Name:	Michael J. Wortley
	Title:	Executive Vice President and Chief Financial Officer